UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

        Date of Report (Date of earliest event reported): January 6, 2005

                           Dayton Superior Corporation
             (Exact name of Registrant as specified in its charter)

           Ohio                         1-11781                 31-0676346
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(State or other jurisdiction of       (Commission              (IRS Employer
incorporation or organization)        File Number)           Identification No.)


7777 Washington Village Drive, Dayton, Ohio                        45459
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(Address of principal executive offices)                         (Zip code)

                                  937-428-6360
                                  ------------
               (Registrant's telephone number including area code)

                                 Not applicable
                                 --------------
         (Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.03 Material Modification to Rights of Security Holders

Dayton Superior Corporation's ("Dayton Superior") outstanding 10 3/4% Senior Second Secured Notes due 2008 (the "Senior Second Secured Notes") are secured by a second priority lien on substantially all of Dayton Superior's domestic property and assets (subject to certain exceptions) and all of the capital stock or other securities of all domestic subsidiaries and a portion of the capital stock or other securities of any foreign subsidiaries owned by Dayton Superior or any domestic subsidiary, but in each case, only to the extent that the aggregate principal amount, par value, book value as carried by Dayton Superior or market value (whichever is greatest) of any such capital stock or other securities of any subsidiary is not equal to or greater than 20% of the aggregate principal amount of the Senior Second Secured Notes outstanding. In addition, the Senior Second Secured Notes are guaranteed by each of Dayton Superior's domestic subsidiaries, and the subsidiary guarantees are secured by a second priority lien on substantially all of the domestic property and assets of the domestic subsidiaries (subject to certain exceptions).

Dayton Superior's 13% Senior Subordinated Notes due 2009 (the "Senior Subordinated Notes") are unsecured and are subordinated to all existing and future senior indebtedness and other liabilities of Dayton Superior. The Senior Subordinated Notes are guaranteed on a subordinated basis by each of Dayton Superior's domestic subsidiaries.

Effective the close of business December 31, 2004, all of Dayton Superior's wholly-owned domestic subsidiaries (consisting of Symons Corporation, Aztec Concrete Accessories, Inc., Dur-O-Wal, Inc, Trevecca Holdings, Inc., Dayton Superior Specialty Chemical Corp. and Southern Construction Products, Inc.) were merged into Dayton Superior. Dayton Superior was the surviving corporation in the merger and now directly operates the businesses that were being operated by the domestic subsidiaries immediately prior to the merger.

As a result of the merger, the guarantees by the merged subsidiaries of the Senior Second Secured Notes and the Senior Subordinated Notes and the pledge of the capital stock of certain of the merged subsidiaries that secured the Senior Second Secured Notes immediately prior to the merger ceased to exist, effective as of December 31, 2004. As the surviving corporation in the merger; however, Dayton Superior, which is the issuer of the Senior Second Secured Notes and the Senior Subordinated Notes, succeeded to all of the assets and liabilities of each of the merged subsidiaries that had been guarantors of the notes.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                  DAYTON SUPERIOR CORPORATION


Date: January 6, 2005             By: /s/ Edward J. Puisis
                                      ------------------------------------------
                                      Edward J. Puisis
                                      Vice President and Chief Financial Officer